Exhibit 12.1
INTELLIPHARMACEUTICS INTERNATIONAL INC.

CERTIFICATION PURSUANT TO RULE 13a-14 OR 15d-14 OF
THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I,   Isa Odidi, certify that:

1. I have reviewed this Annual Report on Form 20-F/A of Intellipharmaceutics International Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: January 31, 2013

By:	/s/ Isa Odidi
Isa Odidi Chairman of the Board and Chief Executive Officer (Principal Executive Officer)